SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 13, 2003

                         Commission file number 0-29804

                                 ECLICKMD, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
          ------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

                                   82-0255758
                      -------------------------------------
                     (I.R.S. Employer Identification Number)


              3001 BEE CAVES ROAD - SUITE 250, AUSTIN, TEXAS 78756
              ----------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (512) 439-3900
                                                    --------------


Securities registered pursuant to Section 12(b) of the Act: None Securities registered pursuant to Section 12(g) of the Act:

          (Former name or former address, if changed since last report)
                                 NOT APPLICABLE


Documents Incorporated by Reference. No.

Transitional Small Business Issuer Format. Yes [ ] No [X]


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On May 13, 2003, eClickMD, Inc. (the "Company") filed a voluntary petition under chapter 11 of title 11, United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Western District of Texas (the "Bankruptcy Court") (Case No. 03-12387). The Company remains in possession of its assets and properties, and continue to operate its businesses and manage its properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

         The Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing the chapter 11 filing.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         Exhibit No.          Exhibit
         -----------          -------

            99.1              Press release of the Company, dated May 13, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2003

                                        eClickMD, Inc.

                                        By: /s/ NEIL BURLEY
                                           ------------------------------------
                                        Name:  Neil Burley
                                        Title: Chief Financial Officer